UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: May 21, 2001

                                 CYBERBOY, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
         (State or other jurisdiction of incorporation or organization)


             0-29505                                  88-0356040
                                                      ----------
     (Commission File Number)            (IRS Employer Identification Number)




                              c/o Steve Durham, CEO
       3550 Wilshire Boulevard, Suite 1280, Los Angeles, California 90010
       ------------------------------------------------------------------
                    (Address of principal executive offices)

                                 (213) 351-9750
                                 --------------
              (Registrant's telephone number, including area code)




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ITEM 1 CHANGE IN CONTROL OF REGISTRANT

On May 21, 2001 the Corporation signed and closed on a Stock Acquisition Agreement with the Shareholders of C-Cubed Solutions, Inc., (a total of 13 individuals and companies), for the purchase of 94% ownership of C-Cubed Solutions, Inc. a Delaware corporation. In exchange for the transfer of complete ownership of this business and its operations the Corporation has agreed to issue to the Shareholders 21,537,299 shares of its common stock. It is estimated that this will represent in excess of 85% of the issued and outstanding shares of the common stock of the Corporation as of the closing of this transaction. The new shareholders will have acquired control from Richard Surber and Axia Group, Inc., including the purchase of 1,000,000 shares of common stock held by Richard Surber by Cyberboy, Inc., leaving 1,042,000 shares not held by this group. Each of the 13 purchasers surrendered 100% of their stock ownership in C-Cubed Solutions, Inc. for a pro-rata share of the 21,537,299 issued shares of the common stock of the Corporation.

As a result of this change in control Steve Durham has been appointed as the Chief Executive Officer (CEO) of the Corporation, he is also currently the COO of C-Cubed Solutions, Inc. and Maier Silver has been appointed to the Board of Directors.

Steve Durham is a 1975 Harvard MBA graduate, Mr. Durham has 25 years of experience with such companies as General Mills, J. Walter Thompson and McCann-Erickson. He has held high ranking positions with such firms as publicly traded Nostalgia Television (now GoodTV), a basic cable network, as Sr. VP of Sales/Marketing & Signatory and he served 5 years as Sr. VP, Marketing for Geneva Corporation, the large M&A firm formerly owned by Chemical Bank of New York, now part of CitiGroup. Most recently he has served as C)) of Westland Associates, a membership buying organization for 650 new car dealers and the COO of eCharityCash.com.

Maier Silver has been COO of K.I.D. International , an individual trading company based in Farmingdale, New Jersey since 1995 to the present. During his tenure K.I.D. has realized exponential growth in both sales and productivity. Mr. Silver has valuable experience in the real estate filed, particularly in the commercial/industrial sector, including renovation and new construction. From 1992-1995 he has served as senior Talmudic lecturer at MKT in Belmar, NJ. He is a graduate of Makor Hatorah in Montreal, Canada with a post-graduate degree from BMG.

Owners of 5% of the issued and outstanding shares of the Corporation acquired in this transaction include: 1. Marc Haberman, President of C-Cubed Solutions, Inc., 5,749,549 shares (25.46%), Financial Management Ltd., 5,323,656 shares (23.58%), Maier Silver, newly appointed as Director of the Corporation, 2,129,473 shares, (9.4%), The Stefansky Family Limited Partnership, 3,129,201 shares (13.86%), Katimon Partners, 1,818,572 shares (8.05%).

ITEM 2 ACQUISITION OR DISPOSITION OF ASSETS

On May 21, 2001 the Corporation signed and closed on a Stock Acquisition Agreement with the Shareholders of C-Cubed Solutions, Inc., (a total of 13 individuals and companies), for the purchase of 94% ownership of C-Cubed Solutions, Inc. a Delaware corporation. In exchange for the transfer of complete

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ownership of this  business and its  operations  the  Corporation  has agreed to issue to the Shareholders 21,537,299 shares of its common stock. It is estimated that this will represent in excess of 85% of the issued and outstanding shares of the common stock of the Corporation as of the closing of this transaction.

C-Cubed Solutions, Inc. will operate as a subsidiary of the Corporation. C-Cubed Solutions Inc., was formed on June 27, 2000 for the purpose of providing live sales assistance to shoppers visiting retail web sites and other customer management tasks for clients.

The goal of C-Cubed Solutions is to provide instantaneous support through 24 hour 7 day a week access to clients and client's product information, complete sales support and providing the level of customer service in demand by today's online shopper. C-Cubed is intended to meet the growth in demand for customer service and support, including assisting customers through their purchases, handle their questions and complaints. Services that C-Cubed Solutions can provide to its clients include, order taking, product information, information support, handling of complaints and technical support, all at a reduced cost to its clients and with highly trained specialists.

C-Cubed program is to take advantage of its very low cost structure through the location of its call center in Bangalore, India. Only top quality college graduates with excellent written and spoken English skill will be hired. Aptitude testing, interviews and training, in an on-site facility maintained by C-Cubed in India, will insure the highest quality employees to provide the level of customer support required by C-Cubed's target customers. The continued growth of the internet as a market place will increase the demand for high quality customer support that C-Cubed will be in place to provide.

A more complete description of the C-Cubed Solutions can be found on its website (www.ccubedsolutions.com).



ITEM 7.           Financial Statements and Exhibits

The following exhibit is included:

         A. Copy of the Stock Acquisition Agreement of May 16, 2001 and Addendum of the same date.

The updated financial information required to be filed with this form shall be submitted within sixty days following the submission of this form 8-K.

Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




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Cyberboy, Inc.

Signature                                                  Date



By:/s/ Steve Durham                                       May 21, 2001
   --------------------
Name: Steve Durham
Title:   CEO















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Exhibit "A"

                           STOCK ACQUISITION AGREEMENT


                                     BETWEEN


                                 Cyberboy, Inc.

                                       AND


                                  Shareholders
                                       of
                             C-Cubed Solutions, Inc.





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                              ACQUISITION AGREEMENT
                                TABLE OF CONTENTS

Purchase and Sale..............................................................2

Purchase Price.................................................................2

Warranties and Representations of Shareholders.................................2

Warranties and Representations of Cyberboy.....................................5

Term...........................................................................6

The Common Shares..............................................................6

Conditions Precedent to Closing................................................6

Termination....................................................................7

Non Dilution . . . . . . . . . . . ............................................8

Exhibits.......................................................................8

Miscellaneous Provisions.......................................................8

Closing........................................................................8

Governing Law..................................................................8

Counterparts...................................................................8

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                           STOCK ACQUISITION AGREEMENT

     THIS ACQUISITION AGREEMENT dated May 21, 2001, by, between and among Cyberboy, Inc., a Nevada Corporation ("Cyberboy"), and those persons listed on Exhibit "A" hereto each of which is a shareholder of C-Cubed Solutions, Inc., ("Shareholders").

     WHEREAS, Shareholders hold a one hundred percent ownership interest in C-Cubed Solutions, Inc. ("C-Cubed") through their holdings in the common stock of such corporation; and

     WHEREAS, Shareholders desire to sell and Cyberboy desires to purchase one hundred percent ownership of C-Cubed Solutions, Inc.;

     NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations, and warranties herein contained, the parties hereby agree as follows:

I. Purchase and Sale. Shareholders hereby agree to sell, transfer, assign, and convey to Cyberboy, and Cyberboy hereby agrees to purchase and acquire from Shareholders, one hundred percent of the ownership interest in C-Cubed Solutions, Inc., (the "Transfer Shares").

II. Purchase Price. The aggregate purchase price to be paid to Shareholders for the C-Cubed Transfer Shares shall be Twenty Two Million Seven hundred Thousand (22,700,000) shares of the common stock of Cyberboy, which shall be transferred to the Shareholders of C-Cubed on a pro rata basis as identified in Exhibit "A" hereto.

III. Warranties and Representations of Shareholders. In order to induce Cyberboy to enter into the Agreement and to complete the transaction contemplated hereby, Shareholders warrant and represent to Cyberboy that:

     A. Organization and Standing. C-Cubed Solutions, Inc. is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, is qualified to do business as a foreign corporation in every other state or jurisdiction in which it operates to the extent required by the laws of such states and jurisdictions, and have full power and authority to carry on its business as now conducted and to own and operate its assets, properties, and business No changes to C-Cubed's Certificate of Incorporation, amendments thereto and By laws of C-Cubed will be made before the Closing.

     B. Capitalization. As of May 1, 2001, the C-Cubed shares constitute one hundred (100%) percent of the equity capital of Shareholders in
          C-Cubed, which includes, inter alia, one hundred (100%) percent of C-Cubed's voting power, right to receive dividends, when, as and if declared and paid, and the right to receive the proceeds of liquidation attributable to the common stock, if any.


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


     C. Ownership of the Transfer Shares. As of the Date hereof, Shareholders are the sole owners of the Transfer Shares, free and clear of all liens, encumbrances and restrictions of any nature whatsoever, except by reason of the fact that the Transfer Shares will not have been registered under the "33 Act, or any applicable State Securities laws.

     D. Taxes. C-Cubed has filed all federal, state, and local income or other tax returns and reports that it is required to file with all governmental agencies, wherever situate, and has paid or accrued for payment all taxes as shown on such returns, such that a failure to file, pay, or accrue will not have a material adverse effect on C-Cubed.
     E. Pending Actions. There are no material legal actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or to the knowledge of Shareholders threatened, against or affecting C-Cubed. C-Cubed is not in violation of any law, material ordinance, or regulation of any kind whatever, including, but not limited to laws, rules and regulations governing the sale of its products, the '33 Act, the Securities Exchange Act of 1934, as amended (the "34 Act") the Rules and Regulations of the U.S. Securities and Exchange Commission ("SEC"), or the Securities Laws and Regulations of any state.

     F. Governmental Regulation. C-Cubed holds the licenses and registrations set forth on Exhibit "B" hereto from the jurisdictions set forth therein, which licenses and registrations are all of the licenses and registrations necessary to permit the Corporation to conduct its current business. All of such licenses and registrations are in full force and effect, and there are no proceedings, hearings, or other actions pending that may affect the validity or continuation of any of them. No approval of any other trade or professional association or agency of government other than as set forth on Exhibit "B" is required for any of the transactions effected by this Agreement, and the completion of the transactions contemplated by the Agreement will not, in and of themselves, affect or jeopardize the validity or continuation of any of them.

     G. Ownership of Assets. Shareholders have a good, marketable title, without any liens or encumbrances of any nature whatever, to the Transfer Shares to be transferred to Cyberboy, which shares represent not less than One Hundred (100%) percent ownership of C-Cubed.

     H. Corporate Records. All of C-Cubed's books and records, including, without limitation, its books of account, corporate records, minute book, stock certificate books and other records of C-Cubed are up-to-date, complete and reflect accurately and fairly the conduct of its business in all material respects since its date of incorporation. C-Cubed shall provide to Cyberboy copies of all of the following as Exhibit "C" hereto: Original Articles of Incorporation, any amendments to the articles of incorporation, the original Bylaws and any amendments to the bylaws, a current shareholder list verified by the

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          Corporate   Secretary  of  C-Cubed,   including   addresses  for  each
          shareholder, the latest financial statements of C-Cubed, a complete listing of any and all litigation to which C-Cubed is a party and any material contracts entered into by C-Cubed and in effect at this time.

     I. No Misleading Statements or Omissions. Neither the Agreement nor any financial statement, exhibit, schedule or document attached hereto or presented to Cyberboy in connection herewith, contains any materially misleading statement, or omits any fact or statement necessary to make the other statements or facts therein set forth not materially misleading.

     J. Validity of the Agreement. All corporate and other proceedings required to be taken by C-Cubed in order to enter into and to carry out the Agreement have been duly and properly taken. No corporate or other action on the part of C-Cubed is required in connection with this Agreement, or the transaction contemplated herein. The Agreement has been duly executed by Shareholders, and constitutes the valid and binding obligation of Shareholders, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium, or other laws relating to or affecting generally the enforcement of creditors rights. The execution and delivery of the Agreement, and the carrying out of its purposes, will not result in the breach of any of the terms or conditions of, or constitute a default under or violate C- Cubed's Certificate of Incorporation or document of undertaking, oral or written, to which C-Cubed is a party or is bound or may be affected, nor will such execution, delivery and carrying out violate any order, writ, injunction, decree, law, rule, or regulation of any court, regulatory agency or other governmental body; and the business now conducted by C-Cubed can continue to be so conducted after completion of the transaction contemplated hereby.

     K. Enforceability of the Agreement. When duly executed and delivered, the Agreement and the Exhibits hereto which are incorporated herein, and made a part hereof, are legal, valid, and enforceable by Cyberboy and Shareholders according to their terms, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or affecting generally the enforcement of creditors rights and that at the time of such execution and delivery, Cyberboy will have acquired title in and to the Transfer Shares free and clear of all claims, liens, and encumbrances.

     L. Access to Books and Records. Cyberboy has been granted full and free access to the books of C-Cubed during the course of this transaction prior to Closing.

     M. C-Cubed's Financial Statements. C-Cubed's Balance Sheet and Profit and Loss statement for the year, attached hereto as Exhibit "H", accurately describe C-Cubed's financial position as of the dates thereof, in accordance with applicable legal and accounting requirements.

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     N.   C-Cubed's Financial Condition. Prior to the Closing, C-Cubed will have no more than $ ______ in assets and $_______ of liabilities.

IV. Warranties and Representations of Cyberboy. In order to induce Shareholders to enter into the Agreement and to complete the transaction contemplated hereby, Cyberboy warrants and represents to Shareholders that:

     A. Organization and Standing. Cyberboy is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada, is qualified to do business as a foreign corporation in every other state in which it operates to the extent required by the laws of such states, and has full power and authority to carry on its business as now conducted and to own and operate its assets, properties, and business.

     B. No Pending Actions. There are no legal actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or threatened, against or affecting Cyberboy, or against any of Cyberboy's officers or directors and arising out of their operation of Cyberboy, except as set forth in its audited financial statements as attached hereto. Cyberboy has been in compliance with, and has not received notice of violation of any law, ordinance, or regulation of any kind whatever, including, but not limited to, the '33 Act, the '34 Act, the Rules and Regulations of the SEC or the Securities Laws and Regulations of any state.

     C. Corporate Records. All of Cyberboy's books and records, including without limitation, its book of account, corporate records, minute book, stock certificate books and other records are up-to-date, complete, and reflect accurately and fairly the conduct of its business in all respects since its date of incorporation.

     D. No Misleading Statements or Omissions. Neither the Agreement nor any financial statement, exhibit, schedule, or document attached hereto or presented to Shareholders in connection herewith contains any materially misleading statement, or omits any fact or statement necessary to make the other statements of facts therein set forth not materially misleading.

     E. Validity of the Agreement. All corporate action and proceedings required to be taken by Cyberboy in order to enter into and to carry out the Agreement have been duly and properly taken. The Agreement has been duly executed by Cyberboy, and constitutes a valid and binding obligation of Cyberboy. The execution and delivery of the Agreement and the carrying out of its purposes will not result in the breach of any of the terms or conditions of, or constitute a default under or violate, Cyberboy's Certificate of Incorporation or By-Laws, or any agreement, lease, mortgage, bond, indenture, license or other document or undertaking, oral or written, to which Cyberboy is a party or is bound or may be affected, nor will such execution, delivery and carrying out violate any order, writ, injunction, decree, law, rule or regulation of any court regulatory agency or other governmental body.

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     F.   Enforceability of the Agreement. When duly executed and delivered, the
          Agreement and the Exhibits hereto which are incorporated herein and made a part hereof are legal, valid, and enforceable by Shareholders according to their terms, and that at the time of such execution and delivery, Cyberboy will have acquired good, marketable title in and to the Transfer Shares acquired pursuant hereto, free and clear of all liens and encumbrances

V. Term. All representations, warranties, covenants and agreements made herein and in the exhibits attached hereto shall survive the execution and delivery of the Agreement and payment pursuant thereto.

VI. The Common Shares. All of the Cyberboy Common Shares shall be validly issued, fully- paid and non-assessable shares of Cyberboy Common Stock, with full voting rights, dividend rights, and the right to receive the proceeds of liquidation, if any, as set forth in Cyberboy's Articles of Incorporation. All of the C-Cubed Common Shares shall be validly issued, fully- paid and non-assessable shares of C-Cubed Common Stock, with full voting rights, dividend rights, and the right to receive the proceeds of liquidation, if any, set forth in C-Cubed's Articles of Incorporation. All of the parties agree and covenant that they will not vote their shares of Cyberboy Common Stock in favor of any plan for a reverse split of the common stock or other plan or proposal to reduce the number of shares held by the parties hereto for a period of twenty four months from the execution hereof.

VII. Conditions Precedent to Closing.

          A. The obligations of Shareholders under the Agreement shall be and are subject to fulfillment, prior to or at the Closing of each of the following conditions:

               1. That Cyberboy and it's management's representations and warranties contained herein shall be true and correct at the time of closing date as if such representations and warranties were made at such time;

               2. That Cyberboy and its management shall have performed or complied with all agreements, terms and conditions required by the Agreement to be performed or complied with by them prior to or at the time of Closing;

          B. The obligations of Cyberboy under the Agreement shall be and are subject to fulfillment, prior to, at the Closing or subsequent to the Closing of each of the following conditions:

               1. That Shareholders's representations and warranties contained herein shall be true and correct at the time of Closing as if such representations and warranties were made at such time; and

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               2.   That Shareholders  shall have performed or complied with all agreements, terms and conditions required by the Agreement to be performed or complied with by it prior to or at the time of Closing.

               3. That the parties jointly and severally indemnify and hold harmless Cyberboy's former officers, directors, agents and affiliates against any claims or liabilities, including reasonable attorney's fees and other reasonable defense costs incurred in defending such claims or liabilities, resulting from any claims or liabilities asserted against them as to any material misrepresentation or omissions in the Agreement made by Shareholders hereto.

          C. The obligations of each party to proceed with Closing as provided for hereunder shall be contingent upon the approval of a Schedule 14(C) filing by Cyberboy with regard to increasing the number of authorized shares of common stock of Cyberboy and amending its Articles of Incorporation to change its corporate name. It is expected that such a filing will take place immediately and receive full approval within thirty (30) days of the original filing thereof.

VIII. Termination. The Agreement may be terminated at any time before or; at Closing, by:

          A.   The mutual agreement of the parties;

          B.   Any party if:

               1. Any provision of the Agreement applicable to a party shall be materially untrue or fail to be accomplished.

               2. Any legal proceeding shall have been instituted or shall be imminently threatening to delay, restrain or prevent the consummation of the Agreement.

Upon termination of the Agreement for any reason, in accordance with the terms and conditions set forth in this paragraph, each said party shall bear all costs and expenses as each party has incurred and no party shall be liable to the other.

IX Exhibits. All Exhibits attached hereto are incorporated herein by this reference as if they were set forth in their entirety.


X Miscellaneous Provisions. This Agreement is the entire agreement between the parties in respect of the subject matter hereof, and there are no other agreements, written or oral, nor may the Agreement be modified except in writing and executed by all of the parties hereto. The failure to insist upon strict compliance with any of the terms, covenants or conditions

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     of the  Agreement  shall not be deemed a waiver or  relinquishment  of such right or power at any other time or times.

XI Closing. The closing of the transactions contemplated by the Agreement shall take place within seven (7) days following the final approval of Cyberboy's Schedule 14(C). The Closing shall occur at the offices of Hudson Consulting Group, Inc. located at 268 West 400 South, Salt Lake City, Utah 84101 or such other date and place as the parties hereto shall agree upon. At the Closing, all of the documents and items referred to herein shall be exchanged.

XII Governing Law. The Agreement shall be governed by and construed in accordance with the internal laws of the State of Utah. Any dispute that arises from the terms and conditions of this Agreement shall be resolved before a court of competent jurisdiction located in Salt Lake County, State of Utah by the agreement of the parties hereto.

XIII Counterparts.   The  Agreement  may  be  executed  in  duplicate  facsimile counterparts, each of which shall be deemed an original and together shall constitute one and the same binding Agreement, with one counterpart being delivered to each party hereto.

         IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the date and year above first written.

         Cyberboy, Inc.                  C-Cubed Solutions, Inc. - Shareholders:

By: /s/ Richard Surber                            /s/   Marc Haberman
    --------------------------------              ------------------------------
       Richard Surber, its President                  Marc Haberman


C-Cubed Solutions, Inc.
                                                  /s/  Jacob Wurzberger
                                                  ------------------------------
By: /s/   Marc Haberman                            Jacob Wurzberger
    -------------------------------
     Marc Haberman, its President
                                                  /s/ Financial Management Ltd
                                                  ------------------------------
                                                   Financial Management Ltd.


                                                  /s/  Massan Ltd.
                                                  ------------------------------
                                                          Massan Ltd.


                                                  /s/  Haa Inc.
                                                  ------------------------------
                                                           Haa Inc.


                                                  /s/ Maier Silver
                                                  ------------------------------
                                                          Maier Silver

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                                      /s/  Stefansky Family Limited Partnership
                                      ------------------------------------
                                      Stefansky Family Limited Partnership


                                                /s/  United Systems
                                               ---------------------------
                                               United Systems


                                               /s/  Katimon Partners
                                               ---------------------------
                                               Katimon Partners


                                               /s/ Eurofactors International
                                               ---------------------------
                                               Eurofactors International


                                               /s/ Shayna Schreiber
                                               ---------------------------
                                               Shayna Schreiber


                                               /s/ Sora Klang
                                               ---------------------------
                                               Sora Klang


                                               /s/  Dovid Ritvo
                                               ---------------------------
                                               Dovid Ritvo


                                               /s/ Akiva Klein
                                               ---------------------------
                                               Akiva Klein

                                   Exhibit "A"

                     SHAREHOLDERS OF C-CUBED SOLUTIONS, INC.

Name                                                            Number of Shares

Marc Haberman                                                          1,350,000

Jacob Wurzberger                                                         250,000

Financial Management Ltd.                                              1,250,000

Massan Ltd.                                                               50,000

Haa Inc.                                                                  25,000

Maier Silver                                                             500,000

Stefansky Family Limited Partnership                                     750,000

United Systems                                                           273,000

Katimon Partners                                                         427,000

Eurofactors International                                                330,000

Dovid Ritvo                                                               10,000

Shayna Schreiber                                                           7,500

Sora Klang                                                                 7,500

Akiva Klein                                                              100,000

              Total C-Cubed Solutions, Inc. Shares                     5,330,000

                     ADDENDUM TO STOCK ACQUISITION AGREEMENT

     Now comes Cyberboy, Inc. and the participating shareholders of C-Cubed Solutions, Inc. and set forth the following as amendments to that certain agreement providing for Cyberboy, Inc. to acquire a controlling interest in the common stock of C-Cubed Solutions, Inc. as follows:

IX Cyberboy agrees to proceed to acquire not less than 94% of the issued and outstanding shares of C-Cubed Solutions, Inc. in exchange for the issuance of Twenty One Million Five Hundred Thirty Seven Thousand Two Hundred Ninety Nine (21,537,299) shares of the common stock of Cyberboy, Inc. and this reduced number of shares shall be issued to the shareholders of C-Cubed signing this Addendum on a pro-rata basis as set forth in Exhibit "A" to the Acquisition Agreement.

IX All parties hereto agree to proceed and close the Stock Acquisition Agreement without the participation of United Systems, a holder of 273,000 shares of the common stock of C-Cubed Solutions, Inc. which number of shares is equal to 5.12% of the issued and outstanding shares of C-Cubed.

IX No other terms or conditions of the Stock Acquisition Agreement are modified or amended except as set forth hereinabove.

Signed this 16th day of May, 2001.

         Cyberboy, Inc.                  C-Cubed Solutions, Inc. - Shareholders:

By: /s/ Richard Surber                        /s/  Marc Haberman
    -----------------------------             ----------------------------------
    Richard Surber, its President                      Marc Haberman



C-Cubed Solutions, Inc.
                                              /s/ Jacob Wurzberger
                                              ----------------------------------
By: /s/   Marc Haberman                                Jacob Wurzberger
    ----------------------------
    Marc Haberman, its President

                                              /s/   Financial Management Ltd.
                                              ----------------------------------
                                                       Financial Management Ltd.


                                              /s/ Massan Ltd.
                                              ---------------------------------
                                                            Massan Ltd.


                                              /s/   Haa Inc.
                                              ----------------------------------
                                                            Haa Inc.

                                        /s/  Maier Silver
                                        ----------------------------------------
                                                  Maier Silver

                                    /s/ The Stefansky Family Limited Partnership
                                        ----------------------------------------
                                        The Stefansky Family Limited Partnership


                                        /s/  Katimon Partners
                                        ----------------------------------------
                                                  Katimon Partners


                                        /s/ Eurofactors International
                                        ----------------------------------------

                                                  Eurofactors International


                                        /s/  Shayna Schreiber
                                        ----------------------------------------
                                                  Shayna Schreiber


                                        /s/  Sora Klang
                                        ----------------------------------------
                                                  Sora Klang


                                        /s/  Dovid Ritvo
                                        ----------------------------------------
                                                  Dovid Ritvo


                                        /s/  Akiva Klein
                                        ----------------------------------------
                                                 Akiva Klein